361 Global Managed Futures Strategy Fund (the “Fund”)
Investor Class (AGFQX)
Class I (AGFZX)
A series of Investment Managers Series Trust

Supplement dated August 24, 2015, to the
Prospectus, Summary Prospectus and Statement of Additional Information
dated March 1, 2015

Effective August 27, 2015, the name of the Fund will be changed to “361 Global Counter-Trend Fund.”  The Fund’s investment objective, principal investment strategies and principal risks will remain the same.  The change is being made to better align the Fund’s name with the counter-trend strategy the Fund has employed since its inception in February 2014.  Accordingly, the fifth paragraph of the “Principal Investment Strategies” section in the Fund’s Prospectus and Summary Prospectus is replaced with the following:

In pursuing the Fund’s investment objective, the Advisor employs a counter-trend strategy by engaging a set of quantitative models to make investment decisions.  In particular, the Fund’s counter-trend strategy follows an investment model designed to perform in volatile markets, regardless of direction, by taking advantage of fluctuations.  Using a combination of market inputs, the model systematically identifies when to purchase and sell specific investments for the Fund. The Advisor may also use other quantitative models that focus on longer term market trends rather than on identifying short-term purchase and sale opportunities. The Fund’s investment strategy will involve active and frequent trading.

Please file this Supplement with your records.